WRL FREEDOM VARIABLE ANNUITY

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

WRL SERIES ANNUITY ACCOUNT

Supplement Dated November 4, 2013

to the

Prospectus dated May 1, 2009 as Supplemented

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraphs in the 9. DEATH BENEFIT section in the prospectus:

We will pay a death benefit to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of the owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Alternate Payment Elections Before the Maturity Date below for details.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For Contracts with multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Section 10. Other Information - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 10. Other Information - Sending Forms and Transaction Requests in Good Order.